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Semi-Annual Report
September 30, 2002

CMA Michigan
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2002, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of .97%.* As of September 30, 2002, the Fund's 7-day yield was 1.02%.

Economic Environment

Michigan's economy continued to perform poorly during the six-month period ended September 30, 2002. After stabilizing early in the year, the state's employment base has contracted once again. The relapse was led by industries such as retail trade and health care services, while manufacturing improved as a result of increased production. In the near term, Michigan continues to benefit from stronger vehicle production plans and the payoff from recent cost cutting efforts. Moreover, the depreciating dollar should also help vehicle, parts and machinery manufacturers by lessening the impact of foreign competition. For the longer term, it is unlikely that manufacturing employment will rebound to its mid-1990 levels, as many of the job cuts are permanent because of consolidation and productivity gains. Consequently, Michigan is expected to regain only about one quarter of the jobs lost from peak levels in 2000.

Although the state has endured a rough year, consumer conditions deteriorated less than the national average. As a result, the share of households filing bankruptcy remained below the national average and delinquency rates on most types of loans are falling. Michigan's housing market continued its impressive performance through the first half of the year. While home sales were strong throughout the Midwest, Michigan stood out with existing home sales up 18% compared to a year ago. Not only were sales strong, but new construction also improved modestly after a two-year decline.

The state's budget gap for fiscal year 2002 grew because of weak economic activity and additional spending requirements. Continued weak tax revenue prompted the state to revise its revenue estimates downward in May by an additional $432 million for fiscal year 2002 and $383 million for fiscal year 2003. This latest revision projects that revenues will fall $1.2 billion or 6.2% below the enacted budget plan for 2002. Michigan took various steps to offset these revenue declines and to balance the budget in fiscal years 2002 and 2003. For example, in October 2001, the state budget director ordered a hiring freeze and across-the-board spending cuts. For fiscal year 2002, the state identified a number of additional one-time revenues, primarily in the form of lapses to the general and budget stabilization fund withdrawals, that totaled $505 million. The state's stabilization fund, which was more than $1.0 billion two years ago, currently stands at only $500 million, according to the Department of Management and Budget. The state anticipates that there will be an increase in welfare and Medicaid costs relating to the weaker economy.

Investment Strategy

CMA Michigan Municipal Money Fund began the six-month period ended September 30, 2002 poised to maintain a relatively bearish position. This was because of our expectation for rising interest rates as reflected by the Federal Reserve Board changing its bias from that of weakness to neutral at the March 19, 2002 Federal Open Market Committee meeting. In addition, this stance was to allow the Fund to take advantage of the anticipated rise in yields on variable rate products caused by outflows during tax time. However, at the beginning of the tax season, a smaller amount of income tax-related redemptions caused variable rate products to underperform compared to previously purchased fixed interest rate securities. Consequently, although we allowed the Fund to trend toward a more bearish position, we continued to benefit from the more aggressive stance attained during the first quarter of 2002. As the period progressed, economic data began to reveal that growth for the second quarter of the year was slowing from the pace of the previous quarter. Furthermore, U.S. equity markets were suffering from a confidence crisis caused by accounting scandals

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

and corporate malfeasance. For example, the Dow Jones Industrial Average began the period at 10,362 and ended the period at 7,591.

As a result of these factors, we moved the Fund to a more neutral stance, given our opinion that the Federal Reserve Board would not tighten monetary policy in the coming months. A majority of our extension took place in April and May 2002 as we tried to lock in higher-than-expected yields during the second half of the period. This strategy benefited the Fund as yields on tax-exempt securities maturing in one year declined almost 70 basis points (.70%) by the end of June. During the second half of the period, continued weakness in capital expenditures and a possible military confrontation with Iraq caused the U.S. economy to worsen. At the August 13, 2002 Federal Open Market Committee meeting, the Federal Reserve Board changed its bias from neutral back to that of weakness. As a result, during July and August 2002, we continued to pursue attractive opportunities to modestly extend the Fund's average maturity.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

October 30, 2002

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002                  (IN THOUSANDS)

                    Face
State              Amount                                            Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Michigan--        $ 1,100       Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds,
98.1%                           VRDN, Series 1997-A, 1.70% due 2/01/2027 (c) ..........................................  $    1,100
                    3,125       Berrien County, Michigan, Economic Development Corporation Revenue
                                Bonds (Arlington Corp. Project), VRDN, AMT, 2% due 9/01/2016 (c) ......................       3,125
                                Detroit, Michigan, City School District, VRDN (c):
                    7,500           GO, FLOATS, Series 710, 1.76% due 5/01/2029 (a) ...................................       7,500
                    6,310           MERLOTS, Series A-113, 1.75% due 5/01/2029 ........................................       6,310
                   12,065       Detroit, Michigan, MERLOTS, VRDN, Series A-115, 1.75% due 4/01/2019 (c) ...............      12,065
                                Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (c):
                    2,000           Series SG-64, 1.75% due 7/01/2025 .................................................       2,000
                    2,000           Series SGB-6, 1.77% due 7/01/2025 (b) .............................................       2,000
                   15,840       Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sanitation Sewer System,
                                VRDN, Series A, 1.77% due 1/01/2022 (c) ...............................................      15,840
                      955       Farmington Hills, Michigan, Economic Development Corporation, Limited
                                Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                                1.79% due 11/01/2010 (c) ..............................................................         955
                      700       Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                                VRDN, AMT, 2% due 9/01/2004 (c) .......................................................         700
                    2,300       Georgetown Charter Township, Michigan, IDR, Limited Obligation
                                (J&F Steel Corp.), VRDN, AMT, 1.80% due 2/01/2009 (c) .................................       2,300
                      445       Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                                VRDN, Series A, 1.65% due 10/01/2011 (c) ..............................................         445
                    3,325       Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                                (Amway Hotel Corp. Project), VRDN, Series B, 1.70% due 8/01/2017 (c) ..................       3,325
                      900       Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT,
                                1.80% due 7/01/2015 (c) ...............................................................         900
                    1,760       Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                                AMT, 1.80% due 7/01/2009 (c) ..........................................................       1,760
                                Jackson County, Michigan, Economic Development Corporation, Limited
                                Obligation Revenue Bonds, VRDN (c):
                    3,500           (American Tooling Center Project), AMT, 2% due 6/01/2011 ..........................       3,500
                    7,715           Refunding (Vista Grande Villa), Series A, 1.85% due 11/01/2031 ....................       7,715
                      750       Marquette County, Michigan, Economic Development Corporation, Limited
                                Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN, AMT, Series A,
                                1.79% due 6/01/2012 (c) ...............................................................         750
                      560       Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                                Bonds (Davenport College of Business Project), VRDN, 1.70% due 3/01/2027 (c) ..........         560

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT         Alternative Minimum Tax (subject to)
CP          Commercial Paper
EDR         Economic Development Revenue Bonds
FLOATS      Floating Rate Securities
GO          General Obligation Bonds
HDA         Housing Development Authority
IDR         Industrial Development Revenue Bonds
MERLOTS     Municipal Extendible Receipt Liquidity Option Tender Securities
MSTR        Municipal Securities Trust Receipts
TEAMS       Tax-Exempt Adjustable Municipal Securities
VRDN        Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)      (IN THOUSANDS)

                    Face
State              Amount                                            Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                        Michigan Municipal Bond Authority Revenue Bonds:
(continued)       $ 5,935           Series B-1, 3% due 7/02/2003 ......................................................  $    5,997
                    5,000           Series B-2, 3% due 7/02/2003 ......................................................       5,052
                    5,000           Series C-1, 2.25% due 8/22/2003 ...................................................       5,037
                   14,500           Series C-2, 2.25% due 8/22/2003 ...................................................      14,602
                    2,000       Michigan State Building Authority Revenue Bonds (Facilities Program), Series II,
                                5% due 10/15/2002 .....................................................................       2,003
                                Michigan State, HDA, CP:
                    2,250           1.45% due 10/07/2002 ..............................................................       2,250
                   18,350           1.35% due 10/22/2002 ..............................................................      18,350
                    4,000           1.35% due 12/20/2002 ..............................................................       4,000
                                Michigan State, HDA, Limited Obligation Revenue Bonds, VRDN (c):
                    1,200           (Laurel Valley), TEAMS, 1.78% due 12/01/2007 ......................................       1,200
                    3,900           (Sand Creek Apartments, Phase I Project), AMT, 1.78% due 1/01/2029 ................       3,900
                                Michigan State Hospital Finance Authority, Revenue Refunding Bonds, VRDN (c):
                    5,000           MERLOTS, Series K, 1.95% due 11/15/2023 (b) .......................................       5,000
                    7,560           (Mount Clemens Hospital), 1.65% due 8/15/2015 .....................................       7,560
                                Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
                    3,300           (AACOA Extrusions Inc. Project), AMT, 1.95% due 2/01/2008 .........................       3,300
                    2,540           (Admiral Broach Company Inc. Project), AMT, 1.99% due 11/01/2011 ..................       2,540
                      195           (Applied Textiles Inc. Project), AMT, 1.80% due 7/01/2008 .........................         195
                    2,440           (Automatic Handling Inc. Project), AMT, 1.90% due 7/01/2009 .......................       2,440
                      350           (BBPV Project), AMT, Series A-2, 1.99% due 1/01/2014 ..............................         350
                    1,280           (Baron Drawn Steel), AMT, 1.90% due 12/01/2006 ....................................       1,280
                    2,185           (Biewer of Lansing LLC Project), AMT, 1.95% due 5/01/2019 .........................       2,185
                    3,785           (C&M Manufacturing Corporation Inc. Project), AMT,
                                    2.09% due 7/01/2014 ...............................................................       3,785
                    1,215           (Chambers Enterprises II Project), AMT, 1.85% due 11/01/2018 ......................       1,215
                    2,255           (Cherry Central Co-operative Inc. Project), 1.90% due 11/01/2013 ..................       2,255
                    6,520           (Children's Home--Detroit Project), 1.75% due 8/01/2029 ...........................       6,520
                    2,500           (Cincinnati Milacron Inc. Project), AMT, 1.85% due 4/15/2005 ......................       2,500
                    3,850           (Forest City Technologies), AMT, 1.90% due 9/01/2015 ..............................       3,850
                    2,610           (Genesee Packaging Inc. Project), AMT, 1.85% due 9/01/2011 ........................       2,610
                    3,000           (Glastender Inc. Project), AMT, 1.95% due 12/01/2010 ..............................       3,000
                    4,500           (Graphic Enterprises Inc. Project), AMT, 1.95% due 9/01/2014 ......................       4,500
                      580           (Hercules Drawn Steel Project), AMT, 1.95% due 8/01/2006 ..........................         580
                    9,000           (Hi-Lex Controls Inc. Project), AMT, 1.89% due 10/01/2021 .........................       9,000
                      900           (Inalfa-Hollandia Inc. Project), AMT, 1.85% due 5/01/2016 .........................         900
                    2,000           (Ingersoll CM Systems Inc. Project), AMT, 2% due 12/01/2011 .......................       2,000
                    4,015           (Karona Inc. Project), AMT, 1.90% due 12/01/2015 ..................................       4,015
                    3,600           (Kaumagraph Flint Corporation Project), AMT, 1.95% due 11/01/2014 .................       3,600
                    2,300           (Kendor Steel Rule Die Project), AMT, 1.95% due 11/01/2019 ........................       2,300
                    2,045           (Kerkstra Precast Inc. Project), AMT, 1.80% due 5/01/2025 .........................       2,045
                    1,600           (Mikden Holdings Project), AMT, 2% due 6/01/2021 ..................................       1,600
                    1,720           (Monarch Hydraulics Inc. Project), AMT, 1.80% due 7/01/2016 .......................       1,720

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)      (IN THOUSANDS)

                    Face
State              Amount                                     Issue                                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                        Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c)
(concluded)                     (concluded):
                  $ 2,000           (Morrell Inc. Project), AMT, 1.85% due 5/01/2022 ..................................  $    2,000
                    1,300           (Norbert Industries Inc. Project), AMT, 1.79% due 4/01/2006 .......................       1,300
                      680           (Northern Pure Ice Co. Project), AMT, 1.79% due 3/01/2015 .........................         680
                      705           (Nuvar Properties LLC Project), AMT, 1.80% due 7/01/2026 ..........................         705
                    2,300           (Park Realty LLC), AMT, Series A, 1.80% due 9/01/2026 .............................       2,300
                    1,500           (Pioneer Labs Inc. Project), AMT, 1.85% due 9/01/2012 .............................       1,500
                    6,155           (Pioneer Metal Finishing Project), AMT, 1.85% due 11/01/2008 ......................       6,155
                    3,300           (Richwood Industries Inc. Project), AMT, 1.95% due 9/01/2030 ......................       3,300
                    4,610           (Riverwalk Properties LLC Project), AMT, 1.85% due 8/01/2021 ......................       4,610
                      175           Series C-4, 1.99% due 1/01/2009 ...................................................         175
                      910           (TEI Investments LLC), AMT, 1.85% due 2/01/2022 ...................................         910
                    2,100           (Universal Leasing Inc. Project), AMT, 1.95% due 11/01/2016 .......................       2,100
                    1,800           (Vector Investments LLC Project), AMT, 1.79% due 2/01/2020 ........................       1,800
                    2,060           (Veri-Tek International Corporation Project), AMT, 1.85% due 4/01/2026 ............       2,060
                    2,000           (WDKK Development LLC Project), AMT, 1.85% due 1/01/2024 ..........................       2,000
                      325           (Whitehall Industries), AMT, Series A-6, 1.99% due 1/01/2014 ......................         325
                    3,000           (Zuckero Investment Company Inc. Project), AMT, 2% due 8/01/2015 ..................       3,000
                                Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                Bonds, VRDN (c):
                      700           (Grandview Plaza Project), AMT, 1.90% due 12/15/2010 ..............................         700
                      195           (Park Village Pines Project), 1.70% due 5/01/2006 .................................         195
                    1,300       Michigan State University Revenue Bonds, VRDN, Series A,
                                1.80% due 8/15/2032 (c) ...............................................................       1,300
                   14,995       Municipal Securities Trust Certificates, Revenue Refunding Bonds, VRDN,
                                Series 2001-166, Class A, 1.90% due 12/15/2021 (a)(c) .................................      14,995
                    1,385       Muskegon County, Michigan, Economic Development Corporation,
                                Limited Obligation Revenue Refunding Bonds (Baker College), VRDN,
                                1.70% due 12/01/2021 (c) ..............................................................       1,385
                                Oakland County, Michigan, Economic Development Corporation, Limited
                                Obligation Revenue Bonds, VRDN, AMT (c):
                    2,900           (Schain Mold & Engineering), 2% due 4/01/2021 .....................................       2,900
                    3,600           (V&M Corporation Project), 1.95% due 9/01/2018 ....................................       3,600
                    2,700       Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project), VRDN,
                                AMT, 1.95% due 9/01/2019 (c) ..........................................................       2,700
                    5,810       Saginaw County, Michigan, Economic Development Corporation Revenue
                                Bonds (Al-Fe Heat Treating Project), VRDN, AMT, 1.90% due 2/01/2010 (c) ...............       5,810
                    9,000       State of Michigan, Multi-Modal School Bond Loan, GO, CP, Series 2001-A,
                                2.15% due 10/02/2002 ..................................................................       9,000
                    1,270       University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                                1.85% due 12/01/2027 (c) ..............................................................       1,270
                    6,000       University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                                Series A, 2.10% due 12/01/2019 (c) ....................................................       6,000
                    8,000       Walled Lake, Michigan, Consolidated School District, Refunding, MSTR, GO,
                                VRDN, Series SGA-68, 1.90% due 5/01/2022 (b)(c) .......................................       8,000
                      305       Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                                Bonds (Family One Inc. Project), VRDN, AMT, 1.80% due 11/01/2019 (c) ..................         305

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONCLUDED)      (IN THOUSANDS)

                    Face
                   Amount                                     Issue                                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                   Government Development Bank of Puerto Rico, CP:
1.7%              $ 4,068           1.30% due 10/24/2002 ..............................................................  $    4,068
                    1,354           1.30% due 10/24/2002 ..............................................................       1,354
-----------------------------------------------------------------------------------------------------------------------------------
                                Total Investments (Cost--$316,588*)--99.8% ............................................     316,588
                                Other Assets Less Liabilities--0.2% ...................................................         790
                                                                                                                         ----------
                                Net Assets--100.0% ....................................................................  $  317,378
                                                                                                                         ==========
===================================================================================================================================

(a)   FSA Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2002

Assets:
Investments, at value (identified cost--$316,587,811).........................                     $  316,587,811
Cash..........................................................................                             14,242
Interest receivable...........................................................                          1,022,848
Prepaid registration fees and other assets....................................                              6,648
                                                                                                   --------------
Total assets..................................................................                        317,631,549
                                                                                                   --------------
Liabilities:
Payables:
  Investment adviser..........................................................  $       137,647
  Distributor.................................................................           83,640
  Beneficial interest redeemed................................................            3,699           224,986
                                                                                ---------------
Accrued expenses and other liabilities........................................                             28,871
                                                                                                   --------------
Total liabilities.............................................................                            253,857
                                                                                                   --------------
Net Assets....................................................................                     $  317,377,692
                                                                                                   ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized....................................................................                     $   31,746,547
Paid-in capital in excess of par..............................................                        285,718,918
Accumulated realized capital losses--net......................................                            (87,773)
                                                                                                   --------------
Net Assets--Equivalent to $1.00 per share based on 317,465,465 shares of
beneficial interest outstanding...............................................                     $  317,377,692
                                                                                                   ==============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

Investment Income:
Interest and amortization of premium and discount earned......................                     $    2,920,735

Expenses:
Investment advisory fees......................................................  $       871,492
Distribution fees.............................................................          216,578
Accounting services...........................................................           40,904
Professional fees.............................................................           26,510
Transfer agent fees...........................................................           24,769
Registration fees.............................................................           13,876
Printing and shareholder reports..............................................            9,238
Pricing fees..................................................................            4,868
Custodian fees................................................................            4,839
Trustees' fees and expenses...................................................            1,667
Other.........................................................................            5,823
                                                                                ---------------
Total expenses................................................................                          1,220,564
                                                                                                   --------------
Investment income--net........................................................                          1,700,171
                                                                                                   --------------
Net Increase in Net Assets Resulting from Operations..........................                     $    1,700,171
                                                                                                   ==============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the Six          For the
                                                                                 Months Ended        Year Ended
                                                                                 September 30,        March 31,
Increase (Decrease) in Net Assets:                                                   2002               2002
-----------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net........................................................  $     1,700,171    $    6,752,576
                                                                                ---------------    --------------
Net increase in net assets resulting from operations..........................        1,700,171         6,752,576
                                                                                ---------------    --------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net.........................       (1,700,171)       (6,752,576)
                                                                                ---------------    --------------
Beneficial Interest Transactions:
Net proceeds from sale of shares..............................................      669,181,739     1,536,064,011
Value of shares issued to shareholders in reinvestment of dividends...........        1,699,937         6,752,725
                                                                                ---------------    --------------
                                                                                    670,881,676     1,542,816,736
Cost of shares redeemed.......................................................     (714,062,080)   (1,574,202,239)
                                                                                ---------------    --------------
Net decrease in net assets derived from beneficial interest transactions......      (43,180,404)      (31,385,503)
                                                                                ---------------    --------------
Net Assets:
Total decrease in net assets..................................................      (43,180,404)      (31,385,503)
Beginning of period...........................................................      360,558,096       391,943,599
                                                                                ---------------    --------------
End of period.................................................................  $   317,377,692    $  360,558,096
                                                                                ===============    ==============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.      Months Ended                 For the Year Ended March 31,
                                                            September 30,     ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2002             2002          2001          2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ....................    $      1.00      $     1.00    $     1.00    $     1.00    $     1.00
                                                             -----------      ----------    ----------    ----------    ----------
Investment income--net ..................................             --+            .02           .03           .03           .03
Realized gain (loss) on investments--net ................             --              --            --+           --+           --+
                                                             -----------      ----------    ----------    ----------    ----------
Total from investment operations ........................             --             .02           .03           .03           .03
                                                             -----------      ----------    ----------    ----------    ----------
Less dividends from investment income--net ..............             --+           (.02)         (.03)         (.03)         (.03)
                                                             -----------      ----------    ----------    ----------    ----------
Net asset value, end of period ..........................    $      1.00      $     1.00    $     1.00    $     1.00    $     1.00
                                                             ===========      ==========    ==========    ==========    ==========
Total Investment Return .................................           .97%*          1.74%         3.47%         2.86%         2.78%
                                                             ===========      ==========    ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses ................................................           .70%*           .70%          .70%          .70%          .71%
                                                             ===========      ==========    ==========    ==========    ==========
Investment income--net ..................................           .98%*          1.77%         3.40%         2.81%         2.72%
                                                             ===========      ==========    ==========    ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands) ................    $   317,378      $  360,558    $  391,944    $  360,334    $  393,612
                                                             ===========      ==========    ==========    ==========    ==========

*     Annualized.
+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

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CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $3,779 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

On March 31, 2002, the Fund had a net capital loss carryforward of $87,773, of which $38,645 expires in 2003, $32,532 expires in 2005, $6,574 expires in 2006,
$5,068 expires in 2008 and $4,954 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Roscoe S. Suddarth -- Trustee
Richard R. West -- Trustee
Edward D. Zinbarg -- Trustee
John M. Loffredo -- Senior Vice President
Kenneth A. Jacob -- Senior Vice President
Darrin J. SanFillippo -- Vice President
Donald C. Burke -- Vice President and Treasurer
Phillip S. Gillespie -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).


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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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